Exhibit 24.1
POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Daniel F. Akerson
DANIEL F. AKERSON Director
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT Director
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce A. Carlson
BRUCE A. CARLSON Director
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.
JAMES O. ELLIS, JR. Director
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK Director
April 22, 2020
Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph F. Dunford, Jr.
JOSEPH F. DUNFORD, JR. Director
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ilene S. Gordon
ILENE S. GORDON Director
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marillyn A. Hewson
MARILLYN A. HEWSON Chairman, President and Chief Executive Officer
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Vicki A. Hollub
VICKI A. HOLLUB Director
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Jeh C. Johnson
JEH C. JOHNSON Director
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Debra L. Reed-Klages
DEBRA L. REED-KLAGES Director
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James D. Taiclet, Jr.
JAMES D. TAICLET, JR. Director
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Kenneth R. Possenriede
KENNETH R. POSSENRIEDE Executive Vice President and Chief Financial Officer
April 22, 2020

Power of Attorney – Form S-3 (Debt Securities)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-3, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), debt securities proposed to be registered by Lockheed Martin Corporation from time to time, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Brian P. Colan
BRIAN P. COLAN Vice President, Controller and Chief Accounting Officer
April 22, 2020
Power of Attorney – Form S-3 (Debt Securities)